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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [X] Soliciting material pursuant to Section 240.14a-12

                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                           C/O THE ALTMAN GROUP, INC.
                           1200 WALL STREET, 3RD FLOOR
                           LYNDHURST, NEW JERSEY 07071

                                December 21, 2005

Dear Limited Partner:

          You have received the Consent Solicitation Statement, dated November 22, 2005 we recently mailed you describing and seeking your approval for:

    (i) a proposed amendment to the agreement of limited partnership (the "Partnership Agreement") of National Housing Partnership Realty Fund Two, a Maryland limited partnership (your "Partnership"), to permit sales of the Partnership's property or the property of the Partnership's operating partnerships to The National Housing
           Partnership (the "General Partner") or its affiliates;

    (ii) a proposed amendment to the Partnership Agreement to extend the term of the Partnership from December 31, 2005 to December 31, 2006 (the "Term Extension"); and

    (iii) the proposed sale (the "Sale") by one of the Partnership's operating partnerships of San Juan del Centro, a 150-unit apartment complex located in Boulder, Colorado (the "Property"), to AIMCO Equity Services, Inc., a Virginia corporation, or its permitted successors and assigns (the "Purchaser"), and an affiliate of the General Partner.

          BECAUSE THE PARTNERSHIP IS SCHEDULED TO TERMINATE ON DECEMBER 31, 2005, AS DESCRIBED IN THE CONSENT SOLICITATION STATEMENT, YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED CONSENT FORM IN ACCORDANCE WITH ITS INSTRUCTIONS AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

          If you have any questions or need assistance in completing the enclosed Tax Consent, please contact our information agent, The Altman Group, Inc., toll free, at (800) 217-9608.

          IF YOU HAVE ALREADY RETURNED THE ENCLOSED CONSENT FORM, PLEASE DISREGARD THIS LETTER.



                                Very truly yours,

                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO


                     THE INFORMATION AGENT FOR THE OFFER IS:

                             THE ALTMAN GROUP, INC.


                By Mail:                              By Overnight Courier:                        By Hand:

        1275 Valley Brook Avenue                  1275 Valley Brook Avenue                 1275 Valley Brook Avenue
       Lyndhurst, New Jersey 07071               Lyndhurst, New Jersey 07071              Lyndhurst, New Jersey 07071

                                 By Facsimile:                              By Telephone:
                                (201) 460-0050                         TOLL FREE (800) 217-9608


                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                           C/O THE ALTMAN GROUP, INC.
                           1200 WALL STREET, 3RD FLOOR
                           LYNDHURST, NEW JERSEY 07071


                           CONSENT OF LIMITED PARTNER



          The undersigned, a limited partner of National Housing Partnership Realty Fund Two, a Maryland limited partnership (the "Partnership"), and the holder of units of limited partnership interest in the Partnership, acting with respect to all of the units owned by the undersigned, hereby:

               [__] CONSENTS [___] WITHHOLDS CONSENT [__] ABSTAINS

with respect to the Amendment of the Partnership Agreement, as described in the Consent Solicitation Statement, dated November 22, 2005 (the "Consent Solicitation Statement");

               [__] CONSENTS [___] WITHHOLDS CONSENT [__] ABSTAINS

with respect to the sale by the Local Partnership of its sole apartment complex known as San Juan del Centro, located in Boulder, Colorado, as described in the Consent Solicitation Statement; and


               [__] CONSENTS [___] WITHHOLDS CONSENT [__] ABSTAINS

with respect to the Term Extension of the Partnership Agreement, as described in the Consent Solicitation Statement.

          THIS CONSENT IS BEING FURNISHED BY THE NATIONAL HOUSING PARTNERSHIP, THE GENERAL PARTNER OF THE PARTNERSHIP. IF NO ELECTION IS SPECIFIED WITH RESPECT TO THE PROPOSAL, AN OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT FORM WILL BE DEEMED TO BE A CONSENT TO THE PROPOSALS.

          The undersigned hereby acknowledges receipt of the Consent Solicitation Statement. Capitalized terms used in this Consent Form and not defined herein have the meanings set forth in the Consent Solicitation Statement.

          A fully completed, signed and dated copy of this Consent Form should be sent to The Altman Group, Inc., by mail at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071, or by fax at (201) 460-0050, no later than midnight, New York City time, on December 28, 2005, unless the Expiration Date is extended by the General Partner.



Dated:                                      By:
      --------------------------------         ------------------------------

                                            ---------------------------------
                                            Please Print Name

Please sign exactly as you hold your units. When signing as an attorney-in-fact, executor, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.